UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21940

                              EIP INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               WESTPORT, CT 06880
               (Address of principal executive offices) (Zip code)

                                 Linda Longville
                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               WESTPORT, CT 06880
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 203-349-8232

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                   (EIP LOGO)
                           EIP GROWTH AND INCOME FUND
                         DECEMBER 31, 2008 ANNUAL REPORT

EIP Growth and Income Fund

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
Schedule of Investments ...................................................    4
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Statement of Cash Flows ...................................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   21
Additional Information ....................................................   22

You should carefully consider the investment objectives, risks, charges, and expenses of the Fund before making an investment decision. The private placement memorandum contains this and other information - please read it carefully before investing or sending money. Except as noted, numbers in the private placement memorandum are unaudited. To obtain a copy of the private placement memorandum, please call (203) 349-8232.

EIP Growth and Income Fund

Dear Fellow Shareholders:

I am pleased to submit this Annual Report for the EIP Growth and Income Fund for the year ended December 31, 2008. For the year ended December 31, 2008, the Fund's total return was -33.0%. For the year ended December 31, 2007, the Fund's total return was 10.3%. From August 22, 2006 (Inception) to December 31, 2006, our total return was 5.6%.

The Fund's primary strategy is investing in publicly traded energy infrastructure companies with high dividend payouts that offer attractive yields and have the opportunity to grow. A large portion of our equity investment opportunities are publicly traded partnerships known as Master Limited Partnerships ("MLPs"). These securities represent just under 25% of the Fund's assets, which is the maximum allowable for mutual funds. On average, over time about 20% of our assets are invested in securities with similar characteristics to the energy-related MLPs such as MLP affiliates, infrastructure income trusts in Canada and infrastructure companies with MLP and infrastructure income trust subsidiaries. We invest the remainder of the portfolio in high-quality corporate and agency bonds with a weighted average maturity of 18 months or less or a coupon that floats with prevailing interest rates. All of our corporate bonds must have at the time they are put into the portfolio an AA rating or better by Standard & Poor's Corporation, an equivalent rating by Moody's Investor Services, Inc. ("Moody's), or if unrated, have been determined by us to be of similar quality. Because the large allocation to bonds with short duration is expected over time to have a large dampening effect on the portfolio's volatility, we employ leverage in an attempt to enhance the portfolio's returns.

BENCHMARKS:

We believe the following benchmarks provide appropriate comparisons of the Fund's performance:

                             TOTAL RETURN
                              (YEAR ENDED
                               12/31/08)
                             ------------
Wachovia Midstream MLP
   Total Return Index           -36.5%
Barclays Capital Aggregate
   Credit Index (1-3 year)        0.3%

Wachovia Midstream MLP Total Return Index

We believe the portion of our portfolio invested in MLPs, income trusts and other energy equities should be compared to the Wachovia Midstream MLP Total Return Index. We use this index rather than a broader MLP index as our investment style tends to focus the portfolio in MLPs involved in pipeline transportation, storage, terminaling and processing of petroleum and natural gas. These activities are commonly known as "midstream" as opposed to oil and gas production ("upstream") and refining and marketing ("downstream"). The upstream and downstream parts of the energy industry are the customers of the midstream companies. And while much of the equity portion of the portfolio is not invested in midstream MLPs per se, their business characteristics are similar: a heavy weighting in North American midstream operations and a high payout ratio.

Barclays Capital Aggregate Credit Index

The Barclays Capital Aggregate Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between Moody's assigned A1 to AA3 ratings (Source: Barclays Capital Inc.) While slightly longer in duration and lower in credit quality, we believe that, over time, this index is the best benchmark for how we run the bond portion of our portfolio.

MLPS AND OTHER EQUITIES

As measured by the Wachovia Midstream MLP Index, the total return for MLPs over the year ended December, 2008 was -36.5%. This return reflects an initial yield of about 6.6% and share depreciation of about -43.1%. While in the short-term, share price performance can be volatile, and subject to macro factors such as credit spreads, interest rates and overall market sentiment, we believe that over the long-term, share performance will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months, the market capitalization weighted growth in per share cash distributions of energy related MLPs has been about 10%.

                            RESULTS OF A HYPOTHETICAL
                               $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

                            Wachovia
                            Midstream    Barclays 1-3
             EIP Growth    MLP  Total     Year Credit
              & Income    Return Index       Index
             ----------   ------------   ------------
 8/22/2006      10000         10000          10000
 9/30/2006       9970          9932          10085
12/31/2006      10562         11077          10200
 3/31/2007      11367         12476          10360
 6/30/2007      12292         13148          10429
 9/30/2007      11528         11917          10620
12/31/2007      11649         12535          10808
 3/31/2008      10922         11678          11031
 6/30/2008      11265         11775          11020
 9/30/2008       9448         10122          10669
12/31/2008       7801          7963          10841

The Wachovia Midstream MLP Total Return Index consists of 34 energy MLPs and represents the Midstream sub-sector of the Wachovia MLP Composite Index. The index is calculated by S&P using a float-adjusted market capitalization methodology. Unlike the Fund, the index does not incur fees and expenses.

The Barclays Capital Aggregate Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between Moody's assigned A1 to AA3 ratings. Unlike the Fund, the index does not incur fees and expenses.

                           EIP GROWTH AND INCOME FUND

RETURNS FOR YEAR ENDED 12/31/08

Average Annual Total Returns

One Year          -33.04%
Since Inception    -9.99%

Inception Date 08/22/06

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the fund will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Calculations do not reflect the deduction in taxes that a shareholder would pay on fund distributions or the redemption of shares. Calculations assume reinvestment of dividends and capital gain distributions. To obtain more recent performance data, please contact the Energy Income Partners Information Center at 1-203-349-8232.

EIP Growth and Income Fund

We believe the extreme weakness in the share prices have been driven by forced liquidation of MLPs by hedge funds that began investing in MLPs over the last three years and that are now getting redemption orders from their investors. MLPs have traditionally been held by retail investors and the total return of MLPs has tended to have low correlations to the overall market, interest rates and the energy sector. However, the increased ownership by hedge funds made MLPs more vulnerable to external market factors. We expect the large liquidation by these hedge funds will result in a higher ownership of more stable investors such as retail investors and institutions such as insurance companies and mutual funds.

There are, however, legitimate concerns that MLPs will be unable to fund their growth due to a tighter credit market. Since MLPs pay out most or all of their cash flow every quarter, growth opportunities need to be financed with the issuance of new shares and new debt. Over the long term, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. However, there will be times when the capital markets are tight and less willing to provide new funding. We believe today's credit market is one of those times.

There are large differences, however, across the MLP universe. Smaller and newer MLPs involved in cyclical businesses are having the most difficult time accessing capital. Older, more established MLPs involved in non-cyclical midstream operations, are still raising new capital, albeit at a slower pace than before. Our equity portfolio tends to be weighted towards companies with higher credit quality and larger than average market cap, which, we believe, contributed to our positive relative performance versus our equity benchmark on an unleveraged basis. However, as the performance of the Fund's equity portfolio was negative, the effects of leverage caused the Fund's equity portfolio to underperform our equity benchmark.

The Canadian Income Trusts we invest in are involved in energy infrastructure and other fee-for-service businesses. This group's 2008 total return, weighted by portfolio position size, was down about 24% over the course of the year and therefore contributed to our positive performance versus our equity benchmark on an unleveraged basis. This group performed poorly in late 2006 due to the announcement by the Canadian Finance Ministry that income trusts would be taxed. That change has now become law and income trusts will pay tax beginning in 2011. We believe the energy infrastructure income trusts that we invest in benefit from the same positive fundamental industry characteristics as our MLP holdings. Because these income trusts outperformed, we decreased the portfolio's weighting in them in favor of the MLPs.

FIXED INCOME

Our bond portfolio has an average credit quality of AA, which is slightly above the credit quality of our benchmark. The weakest performance from our bond portfolio came from longer dated floating rate notes. In our view, the three primary factors were 1) overall market liquidity dried up, 2) investors generally fled from longer duration issues and 3) the market became concerned that even AAA credits would face liquidity issues. Our bond portfolio is made up entirely of corporate issues and US agency bonds. We do not hold any collateralized debt obligations or mortgage backed securities or any other types of fixed income derivatives. In addition, our current strategy is a "buy and hold" approach. So while the mark-to-market value of some of our bonds has been dramatically reduced, we believe that if held to maturity and there are no events of default, we can potentially realize 100 cents on the dollar for these bonds as they mature. Of course, although not currently anticipated, if we sell these bonds before maturity, we may not realize 100 cents on the dollar for these bonds.

OUTLOOK

The MLP asset class continued to grow in 2008, although the growth rate has been dramatically slower than recent years. With three MLP IPOs in 2008, energy-related MLPs now total 73, with approximately $84 billion of market capitalization as of December 31, 2008. In addition to the three IPOs, 19 MLP secondary equity offerings in 2008 raised approximately $3.7 billion of proceeds. In 2007 there were 13 MLP IPOs. In addition, there were 52 secondary equity offerings in 2007 that raised $12.5 billion according to Lehman/Barclays and Morgan Stanley. The de-leveraging in the U.S. and overseas financial markets has constrained the ability of the asset class to increase its overall size through the issuance of new equity.

Over the last three years, there has been a spate of MLP IPOs, whose primary business is the production and/or gathering of oil and gas, shipping, or refining. These businesses tend to have margins that are cyclical and/or are directly related to commodity prices. We estimate that about two-thirds of the MLP IPOs since 2005 derive most of their cash flows from cyclical businesses. This compares to about one-third in the period between 1986 and 2004. While some of these cyclical MLPs offer the potential for higher growth, they come with more risk associated with the cyclical nature of their businesses and their dependence on the capital markets to finance acquisitions for growth. And even though most of these types of MLPs had failed in the 1980s, enough investors thought this time would be different. The weakening economy and subsequent drop in commodity prices will make it difficult for many of these newer commodity-exposed MLPs to grow, and some may not survive. Some of these MLPs have already cut their dividends, resulting in dramatic drops in share price. In 2008, the ten worst performing MLPs were down an average of 72%. The ten best performing MLPs were down an average of 12%. (Source: Bloomberg).

We believe that the most attractive business model is a company whose cash flows derive from stable fee-for-service businesses and that pay out most or all of their free cash flow to shareholders on a regular basis. A high payout ratio requires that growth opportunities be financed with the issuance of new shares and new debt. During most years, when the credit markets are functioning normally, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. This, in turn, incents more capital spending discipline on the part of the company, increasing the likelihood that new projects and acquisitions are accretive. However, there will be times when the capital markets are tight and less willing to provide new funding. As noted above, we believe the current credit market is one of those times. However, the better companies have flexibility in their capital spending plans and in their capital structure and we believe will weather the current storm. These are the types of companies we believe we have in our portfolio.

The growth in MLP cash distributions has been running above the long-term average primarily because of the profitable organic

EIP Growth and Income Fund

growth opportunities available today, in our view. These include the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquefied natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. All these developments require additional pipelines, storage and terminaling investment. We believe the MLPs as a group have done a good job capitalizing on these opportunities. However, with a dramatically slowing economy and lower commodity prices, the growth rate of these projects will slow. Moreover, with the capital markets freezing up, many companies plan to slow their growth projects and the growth rate in their cash distributions in order to preserve cash until the current credit crisis subsides.

Over the last ten years, growth in per share cash distributions for MLPs has averaged about 7% annually. Recently, this average growth rate has accelerated to about 12% in 2007 and about 10% in 2008. While we see this growth rate slowing and returning to its long term average, the current yield of over 11% combined with 7% long term growth provides, we believe, an attractive long term return potential that counterbalances the near term volatility of share prices. Thus we believe the long-term total return proposition of owning high payout securities in energy-related infrastructure companies has been and continues to be driven by yield plus growth.

While the current environment is filled with fear and price volatility, we expect our bond portfolio to continue to receive all its coupon payments and we expect the dividends and cash distributions from our equity portfolio to continue to grow. We believe the next few years will serve to distinguish those companies that have sustainable business models with conservative managements from those that were riding a bullish economy and commodity cycle. We will continue to work hard to strive to make sure our portfolio is filled with the former and not the latter as we believe we have done so far.

If you have any questions concerning your investment, please contact the Energy Income Partners Information Center at 1-203-349-8232. Thank you for your investment in EIP Growth and Income Fund.

Sincerely,


James Murchie
President
EIP Growth and Income Fund

The views expressed in this commentary reflect those of the Fund's portfolio management team as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INVESTMENT COMPANY                    2%
CANADIAN INCOME TRUSTS                1%
CORPORATE NOTES AND BONDS            60%
MASTER LIMITED PARTNERSHIPS          25%
COMMON STOCKS                         7%
U.S. GOVERNMENT AGENCY OBLIGATIONS    5%

% OF TOTAL INVESTMENTS

                                                                        FAIR
 PAR VALUE                                                              VALUE
------------                                                        ------------
CORPORATE NOTES AND BONDS (A) - 107.13%+
               BANKS - NATIONAL COMMERCIAL - 12.91%+
$  5,000,000   Citigroup, Inc.
                  Unsecured Notes
                  3.505%, 01/30/09 (b) ..........................   $  5,001,670
   4,000,000   HSBC Bank (USA) NA NY
                  Senior Notes
                  2.329%, 06/10/09 (b) ..........................      3,969,728
   2,400,000   Wells Fargo & Co.
                  Senior Unsecured Notes
                  1.558%, 03/23/10 (b) ..........................      2,352,646
                                                                    ------------
                                                                      11,324,044
                                                                    ------------
               CREDIT - MISCELLANEOUS BUSINESS - 14.43%+
  10,000,000   General Electric Capital Corp., MTN
                  3.239%, 05/05/26 (b) ..........................      5,286,220
  10,000,000   General Electric Capital Corp., MTN
                  4.489%, 01/08/16 (b) ..........................      7,375,680
                                                                    ------------
                                                                      12,661,900
                                                                    ------------
               CREDIT - PERSONAL - 13.10%+
   6,000,000   American Express Credit, MTN
                  1.200%, 06/16/11 (b) ..........................      5,154,186
   3,000,000   HSBC Finance Corp.
                  Senior Notes
                  5.003%, 01/15/14 (b) ..........................      2,068,176
   5,000,000   SLM Corp., MTN
                  3.695%, 07/26/10 (b) ..........................      4,269,000
                                                                    ------------
                                                                      11,491,362
                                                                    ------------
               ENERGY - 7.87%+
     585,000   BP Amoco PLC
                  Senior Unsecured Notes
                  5.900%, 04/15/09 ..............................        588,647
   6,270,000   BP Amoco PLC
                  Unsecured Note
                  6.500%, 04/01/09 ..............................      6,312,391
                                                                    ------------
                                                                       6,901,038
                                                                    ------------

                                                                        FAIR
 PAR VALUE                                                              VALUE
------------                                                        ------------
CORPORATE NOTES AND BONDS (CONTINUED)
               FINANCE - 6.84%+
$  6,000,000   JPMorgan Chase & Co., MTN,
                  Series A
                  6.000%, 01/15/09 ..............................   $  6,002,202
                                                                    ------------
               FOOD- WHOLESALE/DISTRIBUTION - 10.30%+
   9,000,000   Pepsi Bottling Holdings, Inc.
                  5.625%, 02/17/09 (c) ..........................      9,041,922
                                                                    ------------
               INSURANCE - FIRE AND MARINE - 3.09%+
   1,250,000   MassMutual Global Funding II
                  2.259%, 08/26/11 (b) (c) ......................      1,237,373
   1,500,000   Metropolitan Global Funding I
                  2.021%, 03/17/09 (b) (c) ......................      1,476,838
                                                                    ------------
                                                                       2,714,211
                                                                    ------------
               INSURANCE - LIFE - 4.55%+
   4,000,000   Jackson National Life Fund
                  4.053%, 04/01/09 (b) (c) ......................      3,994,244
                                                                    ------------
               INSURANCE - SURETY - 2.20%+
   2,000,000   Berkshire Hathaway Finance
                  5.119%, 01/11/11 (b) ..........................      1,926,786
                                                                    ------------
               LUMBER AND OTHER MATERIALS - 8.88%+
   8,250,000   Home Depot, Inc. (The)
                  Senior Unsecured Notes
                  2.046%, 12/16/09 (b) ..........................      7,795,829
                                                                    ------------
               PHARMACEUTICALS - 9.21%+
   8,000,000   Abbott Laboratories
                  Senior Unsecured Notes
                  5.375%, 05/15/09 ..............................      8,077,840
                                                                    ------------
               SECURITIES BROKER/DEALER - 12.19%+
   5,000,000   Goldman Sachs Group, Inc.
                  5.319%, 01/12/15 (b) ..........................      3,714,140
   5,000,000   Merrill Lynch & Co., Inc., MTN
                  3.735%, 07/25/11 (b) ..........................      4,430,595
   3,000,000   Morgan Stanley
                  4.753%, 01/18/11 (b) ..........................      2,555,670
                                                                    ------------
                                                                      10,700,405
                                                                    ------------
               UTILITIES - 1.56%+
   1,370,000   Florida Power & Light
                  5.875%, 04/01/09 ..............................      1,372,422
                                                                    ------------
               TOTAL CORPORATE NOTES AND BONDS
                  (Cost $106,868,700) ...........................     94,004,205
                                                                    ------------

   SHARES
------------
MASTER LIMITED PARTNERSHIPS - 44.02%+
               CONSUMER CYCLICALS - 1.53%+
      46,225   Global Partners, LP ..............................        503,853
      38,826   Inergy Holdings, LP ..............................        841,359
                                                                    ------------
                                                                       1,345,212
                                                                    ------------
               ENERGY - 42.06%+
      76,338   Buckeye GP Holdings, LP ..........................        977,126
      37,027   Buckeye Partners, LP .............................      1,194,121
      11,385   Duncan Energy Partners, LP .......................        154,836
     138,900   Energy Transfer Equity, LP .......................      2,251,569
     115,594   Energy Transfer Partners, LP .....................      3,931,352
     237,305   Enterprise GP Holdings, LP .......................      4,136,226
      78,600   Enterprise Products Partners, LP .................      1,629,378
      49,596   EV Energy Partners, LP ...........................        727,573

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                        FAIR
   SHARES                                                               VALUE
------------                                                        ------------
MASTER LIMITED PARTNERSHIPS - (CONTINUED)
               ENERGY (CONTINUED)
      48,230   Holly Energy Partners, LP ........................   $  1,029,711
     307,110   Magellan Midstream Holdings, LP ..................      4,259,616
     148,400   Magellan Midstream Partners, LP ..................      4,483,164
      22,840   Natural Resource Partners, LP ....................        398,558
      52,750   Nustar Energy, LP ................................      2,165,915
     108,650   NuStar GP Holdings, LLC ..........................      1,920,932
      49,843   ONEOK Partners, LP ...............................      2,270,349
      70,501   Penn Virginia Resource Partners, LP ..............        801,596
      46,050   Quicksilver Gas Services, LP .....................        439,317
      43,771   Sunoco Logistics Partners, LP ....................      1,975,823
      96,544   Targa Resources Partners, LP .....................        748,216
      26,109   TC Pipelines, LP .................................        607,034
       3,600   Transmontaigne Partners, LP ......................         47,880
      26,200   Western Gas Partners, LP .........................        336,146
      35,000   Williams Partners, LP ............................        417,900
                                                                    ------------
                                                                      36,904,338
                                                                    ------------
               UTILITIES - 0.43%+
      10,685   Suburban Propane Partners, LP ....................        378,783
                                                                    ------------
               TOTAL MASTER LIMITED PARTNERSHIPS
                  (Cost $56,744,921) ............................     38,628,333
                                                                    ------------
COMMON STOCKS - 12.05%+
               ENERGY - 9.45%+
      86,294   Enbridge Energy Management, LLC (d) ..............      2,109,879
      15,000   Enbridge, Inc. ...................................        487,050
      62,079   Kinder Morgan Management, LLC (d) ................      2,481,904
      66,200   Spectra Energy Corp. .............................      1,041,988
      15,700   TransCanada Corp. ................................        426,098
     120,400   Williams Companies, Inc. .........................      1,743,392
                                                                    ------------
                                                                       8,290,311
                                                                    ------------
               FINANCE - 0.62%+
      65,000   NGP Capital Resources Co. ........................        544,050
                                                                    ------------
               EXCHANGE TRADED NOTE - 0.38%+
      15,000   BearLinx Alerian MLP Select Index, ETN ...........        332,250
                                                                    ------------
               UTILITIES - 1.60%+
      57,400   UGI Corp. ........................................      1,401,708
                                                                    ------------
               TOTAL COMMON STOCKS
                  (Cost $14,997,520) ............................     10,568,319
                                                                    ------------
CANADIAN INCOME TRUSTS - 1.27%+
               ENERGY - 0.08%+
      10,000   Phoenix Technology Income Fund ...................         72,013
                                                                    ------------
                                                                          72,013
                                                                    ------------
               INDUSTRIAL - 0.55%+
      10,000   Mullen Group Income Fund .........................        103,362
      72,700   Newalta Income Fund ..............................        376,897
                                                                    ------------
                                                                         480,259
                                                                    ------------
               UTILITIES - 0.64%+
       1,148   Energy Savings Income Fund .......................          8,128
      38,600   Keyera Facilities Income Fund ....................        556,878
                                                                    ------------
                                                                         565,006
                                                                    ------------
               TOTAL CANADIAN INCOME TRUSTS
                  (Cost $2,056,231) .............................      1,117,278
                                                                    ------------

                                                                        FAIR
 PAR VALUE                                                              VALUE
------------                                                        ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 9.13%+
               FEDERAL HOME LOAN MORTGAGE - 9.13%+
$  8,000,000   Federal Home Loan Mortgage
                  5.375%, 01/09/14 ..............................   $  8,005,912
                                                                    ------------
               TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS
                  (Cost $7,929,785) .............................      8,005,912
                                                                    ------------

   SHARES
------------
INVESTMENT COMPANY - 4.38%+
   3,846,298   PNC Bank Money Market ............................      3,846,298
                                                                    ------------
               TOTAL INVESTMENT COMPANY
                  (Cost $3,846,298) .............................      3,846,298
                                                                    ------------
TOTAL INVESTMENTS - 177.98%+
   (Cost $192,443,455) ..........................................    156,170,345
                                                                    ------------

 PRINCIPAL
------------
REVERSE REPURCHASE AGREEMENTS (E) - (92.07)%+
$ (6,470,000)  With Credit Suisse for Abbott
                  Laboratories, 3.00% dated
                  12/31/08, to be repurchased at
                  $6,471,078 on 01/02/09 ........................     (6,470,000)
  (3,697,500)  With Credit Suisse for American Express
                  Credit, 3.00% dated 12/31/08, to
                  be repurchased at $3,698,116 on
                  01/02/09 ......................................     (3,697,500)
  (1,415,000)  With Credit Suisse for Berkshire
                  Hathaway Finance, 3.00% dated
                  12/31/08, to be repurchased at
                  $1,415,236 on 01/02/09 ........................     (1,415,000)
    (468,000)  With Credit Suisse for BP Amoco PLC,
                  (5.900% due 04/15/09) 3.00%
                  dated 12/31/08, to be repurchased
                  at $469,078 on 01/02/09 .......................       (468,000)
  (5,110,050)  With Credit Suisse for BP Amoco PLC,
                  (6.500% due 04/01/09) 3.00% dated
                  12/31/08, to be repurchased at
                  $5,110,902 on 01/02/09 ........................     (5,110,050)
  (3,950,000)  With Credit Suisse for Citigroup, Inc.,
                  3.00% dated 12/31/08, to be
                  repurchased at $3,950,658 on
                  01/02/09 ......................................     (3,950,000)
  (3,970,000)  With Credit Suisse for Federal Home
                  Loan Mortgage, 0.85% dated 12/31/08,
                  to be repurchased at $3,970,187 on
                  01/02/09 ......................................     (3,970,000)
  (3,970,000)  With Credit Suisse for Federal Home
                  Loan Mortgage, 0.85% dated 12/31/08,
                  to be repurchased at $3,970,187 on
                  01/02/09 ......................................     (3,970,000)
  (1,109,700)  With Credit Suisse for Florida Power &
                  Light, 3.00% dated 12/31/08, to be
                  repurchased at $1,109,885 on
                  01/02/09 ......................................     (1,109,700)
  (4,487,500)  With Credit Suisse for General Electric
                  Capital Corp., (3.239% due 05/05/26)
                  3.00% dated 12/31/08, to be
                  repurchased at $4,488,248 on
                  01/02/09 ......................................     (4,487,500)
  (6,150,000)  With Credit Suisse for General Electric
                  Capital Corp., (4.489% due 01/08/16)
                  3.00% dated 12/31/08, to be
                  repurchased at $6,151,025 on
                  01/02/09 ......................................     (6,150,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                        FAIR
  PRINCIPAL                                                             VALUE
------------                                                        ------------
REVERSE REPURCHASE AGREEMENTS (CONTINUED)
$ (2,737,500)  With Credit Suisse for Goldman Sachs
                  Group, Inc., 3.00% dated 12/31/08,
                  to be repurchased at $2,737,956 on
                  01/02/09 ......................................   $ (2,737,500)
  (6,197,813)  With Credit Suisse for Home Depot,
                  Inc. (The), 3.00% dated 12/31/08,
                  to be repurchased at $6,198,846 on
                  01/02/09 ......................................     (6,197,813)
  (2,970,000)  With Credit Suisse for HSBC Bank USA,
                  3.00% dated 12/31/08, to be
                  repurchased at $2,970,495 on
                  01/02/09 ......................................     (2,970,000)
  (1,605,000)  With Credit Suisse for HSBC Finance
                  Corp., 3.00% dated 12/31/08, to be
                  repurchased at $1,605,268 on
                  01/02/09 ......................................     (1,605,000)
  (3,020,000)  With Credit Suisse for Jackson National
                  Life Fund, 3.00% dated 12/31/08,
                  to be repurchased at $3,020,503 on
                  01/02/09 ......................................     (3,020,000)
  (4,800,000)  With Credit Suisse for JPMorgan Chase &
                  Co., 3.00% dated 12/31/08, to be
                  repurchased at $4,800,800 on
                  01/02/09 ......................................     (4,800,000)
    (925,000)  With Credit Suisse for MassMutual
                  Global Funding II, 3.00% dated
                  12/31/08, to be repurchased at
                  $925,154 on 01/02/09 ..........................       (925,000)
  (3,087,500)  With Credit Suisse for Merrill Lynch &
                  Co., Inc., 3.00% dated 12/31/08,
                  to be repurchased at $3,088,015 on
                  01/02/09 ......................................     (3,087,500)
  (1,108,125)  With Credit Suisse for Metropolitan
                  Global Funding I, 3.00% dated
                  12/31/08, to be repurchased at
                  $1,108,310 on 01/02/09 ........................     (1,108,125)
  (1,942,500)  With Credit Suisse for Morgan Stanley,
                  3.00% dated 12/31/08, to be
                  repurchased at $1,942,824 on
                  01/02/09 ......................................     (1,942,500)
  (6,907,500)  With Credit Suisse for Pepsi Bottling
                  Holdings, Inc., 3.00% dated 12/31/08,
                  to be repurchased at $6,908,651 on
                  01/02/09 ......................................     (6,907,500)
  (2,937,500)  With Credit Suisse for SLM Corp.,
                  3.00% dated 12/31/08, to be
                  repurchased at $2,937,990 on
                  01/02/09 ......................................     (2,937,500)
  (1,752,000)  With Credit Suisse for Wells Fargo &
                  Co., 3.00% dated 12/31/08, to be
                  repurchased at $1,752,292 on
                  01/02/09 ......................................     (1,752,000)
                                                                    ------------
               TOTAL REVERSE REPURCHASE AGREEMENTS
                  (Cost $(80,788,188))                               (80,788,188)
                                                                    ------------
TOTAL INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS -
   85.91%+
   (Cost $111,655,267)* .........................................     75,382,157
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 14.09%+ .................     12,365,155
                                                                    ------------
NET ASSETS - 100.00%+ ...........................................   $ 87,747,312
                                                                    ============

+ Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.

*    Aggregate cost for federal tax purposes is $114,497,429.

(a) All Corporate Notes and Bonds and U.S. Government and Agency Obligations are segregated as collateral for Reverse Repurchase Agreements as of December 31, 2008.

(b) Floating rate note. The interest rate shown reflects the rate in effect at December 31, 2008.

(c) Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities normally may only be resold to qualified institutional buyers. At December 31, 2008, total securities amounted to $15,750,377 or 17.95% of net assets.

(d)  Non-income producing security.

(e) A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

EMTN Euro Medium Term Note
ETN Exchange Traded Note
MTN Medium Term Note
NY New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

The amount of $272,047 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of December 31, 2008:

SHORT FUTURES             NUMBER OF    NOTIONAL     UNREALIZED
OUTSTANDING               CONTRACTS     AMOUNT     DEPRECIATION
-----------               ---------   ----------   ------------
Canadian Dollar (03/09)      29       $2,315,969     $(68,991)

The amount of $3,879,299 in cash was segregated with the custodian to cover the following total return swaps outstanding at December 31, 2008:

LONG TOTAL
RETURN EQUITY        PAY        EXPIRATION    NOTIONAL     UNREALIZED
SWAPS                RATE          DATE        AMOUNT     APPRECIATION
--------------   ------------   ----------   ----------   ------------
Inter Pipeline   1 month
   Fund **       Libor + 40
                 basis points     9/13/11    $  377,434     $ 50,559
ONEOK, Inc. **   1 month
                 Libor + 30
                 basis points    10/17/11     4,189,898      139,412
                                             ----------     --------
                                             $4,567,332     $189,971
                                             ==========     ========

**   Credit Suisse is the counterparty to the above total return swaps.

The amount of $6,230,085 in cash was segregated with the custodian to cover call options written as of December 31, 2008.

The following table summarizes the activity for written options for the year ended December 31, 2008:

                                 NUMBER OF
                                 CONTRACTS    PREMIUM
                                 ---------   ---------
Outstanding, January 1, 2008       2,630     $ 284,727
Call Options Written               4,929       655,805
Put Options Written                2,458       308,905
Call Options Closed               (2,474)     (406,261)
Put Options Closed                    --            --
Call Options Expired              (2,514)     (195,948)
Put Options Expired               (1,472)     (138,476)
Call Options Exercised              (664)     (107,217)
Put Options Exercised               (268)      (41,852)
                                  ------     ---------
Outstanding, December 31, 2008     2,625     $ 359,683
                                  ======     =========

Premiums received and value of written options outstanding as of December 31, 2008:

                                NUMBER
                                  OF
TYPE                           CONTRACTS   PREMIUM    VALUE
----                           ---------   -------   -------
Call - Spectra Energy Corp.
Strike @ $22.50 exp 01/17/09      202      $45,064   $  (505)
Call - UGI Corp.
Strike @ $25.00 exp 01/17/09      150       31,050    (6,750)
Call - UGI Corp.
Strike @ $30.00 exp 01/17/09      420       18,930    (3,150)

                                   NUMBER
                                      OF
TYPE                              CONTRACTS    PREMIUM     VALUE
----                              ---------   --------   ---------
Call - Williams Companies, Inc.
Strike @ $35.00 exp 01/17/09           40     $ 13,080   $    (100)
Call - Williams Companies, Inc.
Strike @ $32.50 exp 02/21/09          385       47,273        (962)
Call - Williams Companies, Inc.
Strike @ $35.00 exp 02/21/09          110       15,730        (275)
Call - Williams Companies, Inc.
Strike @ $40.00 exp 01/22/11           50       12,350        (125)
                                    -----     --------   ---------
                                    1,357     $183,477   $ (11,867)
                                    =====     ========   =========
Put - Enbridge, Inc.
Strike @ $35.00 exp 04/18/09          407       47,619    (183,150)
Put - Spectra Energy Corp.
Strike @ $20.00 exp 01/17/09           81        7,646     (34,425)
Put - Spectra Energy Corp.
Strike @ $22.50 exp 01/17/09           88       15,730     (59,400)
Put - Spectra Energy Corp.
Strike @ $25.00 exp 01/17/09           51        9,537     (47,175)
Put - UGI Corp.
Strike @ $25.00 exp 01/17/09          215       31,005     (23,113)
Put - UGI Corp.
Strike @ $25.00 exp 04/18/09          140       10,360     (36,400)
Put - Williams Companies, Inc.
Strike @ $25.00 exp 02/21/09          283       53,703    (297,150)
Put - Williams Companies, Inc.
Strike @ $30.00 exp 01/22/11            3          606      (4,650)
                                    -----     --------   ---------
                                    1,268     $176,206   $(685,463)
                                    -----     --------   ---------
                                    2,625     $359,683   $(697,330)
                                    =====     ========   =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments, at value (Cost $192,443,455) ...................   $ 156,170,345
Restricted cash .............................................      10,381,431
Swaps (premium paid $4,297) .................................         194,268
Receivables:
   Investments sold .........................................       2,384,506
   Dividends and interest ...................................       1,273,167
Prepaid expenses ............................................          79,413
                                                                -------------
      Total assets ..........................................     170,483,130
                                                                -------------
LIABILITIES:
Reverse repurchase agreements ...............................      80,788,188
Interest expense payable ....................................         318,040
Outstanding options written, at value
   (premiums received $359,683) .............................         697,330
Investments purchased .......................................         559,157
Due to broker - variation margin on future contracts ........          68,991
Payables:
   Advisory fees (Note 3) ...................................          75,105
   Professional fees ........................................         182,187
   Administration fees (Note 3) .............................          18,467
   Printing expense .........................................           8,802
   Trustees fees and related expenses (Note 3) ..............           3,513
   Custodian fees ...........................................           8,130
   Transfer agent fees ......................................           4,054
   Other payables ...........................................           3,854
                                                                -------------
      Total liabilities .....................................      82,735,818
                                                                -------------
NET ASSETS ..................................................   $  87,747,312
                                                                =============
NET ASSETS CONSIST OF:
   Par value ($0.01 per share) ..............................   $     130,703
   Paid in capital ..........................................     148,118,895
   Accumulated undistributed net investment income ..........           2,917
   Accumulated net realized loss on investments,
      swap transactions, futures contracts,
      written options and foreign currency transactions .....     (24,015,340)
   Net unrealized depreciation on investments,
      swap transactions, futures contracts,
      written options and foreign currency transactions .....     (36,489,863)
                                                                -------------
                                                                $  87,747,312
                                                                =============
Shares outstanding (unlimited number of shares authorized) ..      13,070,342
                                                                =============
Net Asset Value, offering and redemption price per share (net
   assets/shares outstanding) ...............................   $        6.71
                                                                =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2008

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
   Dividends ...........................................   $  2,176,683
   Less: foreign taxes withheld ........................       (192,280)
   Interest ............................................      6,750,649
                                                           ------------
      Total investment income ..........................      8,735,052
                                                           ------------
EXPENSES:
   Interest expense (Note 2) ...........................      4,997,175
   Investment advisory fees (Note 3) ...................      1,811,838
   Professional fees ...................................        351,125
   Administration fees (Note 3) ........................        336,030
   Custodian fees ......................................         68,567
   Transfer agent fees (Note 3) ........................         48,341
   Trustees fees and related expenses (Note 3) .........         46,187
   Printing expenses ...................................         10,892
   Registration expenses ...............................          1,599
   Other expenses ......................................        117,999
                                                           ------------
      Total expenses ...................................      7,789,753
                                                           ------------
   NET INVESTMENT INCOME ...............................        945,299
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
NET REALIZED GAIN/(LOSS) ON:
   Investments .........................................    (20,207,341)
   Swap transactions ...................................       (856,115)
   Futures contracts ...................................      2,367,486
   Written options .....................................        409,307
   Foreign currency transactions .......................        (48,702)
                                                           ------------
      Net realized loss ................................    (18,335,365)
                                                           ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Investments .........................................    (44,773,054)
   Swap transactions ...................................         90,476
   Futures contracts ...................................        309,009
   Written options .....................................       (158,174)
   Foreign currency transactions .......................         (2,229)
                                                           ------------
      Net change in unrealized depreciation ............    (44,533,972)
                                                           ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ........    (62,869,337)
                                                           ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............   $(61,924,038)
                                                           ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31    DECEMBER 31,
                                                                        2008           2007
                                                                   -------------   ------------
OPERATIONS:
      Net investment income ....................................   $     945,299   $  1,862,906
      Net realized gain (loss) on investments, swaps, futures,
         written options and foreign currency transactions .....     (18,335,365)     8,684,527
      Net change in unrealized appreciation (depreciation) on
         investments, swaps, futures, written options and
         foreign currency transactions .........................     (44,533,972)     3,302,267
                                                                   -------------   ------------
         Net increase (decrease) in net assets from operations       (61,924,038)    13,849,700
                                                                   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ....................................      (2,321,372)            --
      Net realized gain on investments: ........................      (7,576,753)    (6,247,828)
                                                                   -------------   ------------
         Total distributions ...................................      (9,898,125)    (6,247,828)
                                                                   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares ............................      56,421,352     88,480,262
      Proceeds from reinvestment of distributions ..............       9,898,125      6,247,828
      Cost of shares redeemed ..................................    (114,011,043)   (14,965,000)
                                                                   -------------   ------------
         Net increase (decrease) in net assets from capital
            share transactions .................................     (47,691,566)    79,763,090
                                                                   -------------   ------------
         Total increase (decrease) in net assets ...............    (119,513,729)    87,364,962
                                                                   -------------   ------------
NET ASSETS:
BEGINNING OF YEAR ..............................................     207,261,041    119,896,079
END OF YEAR ....................................................   $  87,747,312   $207,261,041
                                                                   =============   ============
   Undistributed net investment income .........................   $       2,917   $  1,081,467
                                                                   =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2008

OPERATING ACTIVITIES
   Net decrease in net assets from operations ............................   $ (61,924,038)
ADJUSTMENTS TO NET DECREASE IN NET ASSETS FROM OPERATIONS
   Purchase of investment securities .....................................    (128,129,815)
   Proceeds from disposition of investment securities ....................     237,497,778
   Net sale of short-term investment securities ..........................      29,986,571
   Net realized loss on investments ......................................      20,207,341
   Net change in unrealized depreciation on investments ..................      44,773,054
   Net accretion of premium ..............................................         888,699
   Return of capital received from investments in MLPs ...................       6,147,785
   Net decrease in due to broker-variation margin on futures contracts ...        (309,009)
   Net change in swap appreciation/depreciation ..........................         (90,476)
   Premiums received on swaps ............................................          26,921
   Net premium received from options .....................................          74,956
   Depreciation on written options .......................................         158,174
   Decrease in dividends and interest receivable .........................         963,377
   Increase in investments purchased payable .............................          20,327
   Decrease in prepaid expenses ..........................................           5,741
   Decrease in interest expense payable ..................................      (2,943,780)
   Increase in restricted cash ...........................................      (2,029,060)
   Increase in investments sold receivable ...............................      (1,240,724)
   Decrease in advisory fee payable ......................................         (96,682)
   Decrease in administration fees payable ...............................         (27,576)
   Decrease in other payables ............................................         (20,475)
   Decrease in professional fees payable .................................          (7,801)
   Decrease in custodian fees payable ....................................          (4,492)
   Decrease in trustees fees and related expenses payable ................          (1,742)
   Decrease in printing expense payable ..................................          (1,142)
   Decrease in transfer agent fees payable ...............................            (216)
                                                                             -------------
Net cash provided by operating activities ................................     143,923,696
                                                                             -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net decrease in reverse repurchase agreements .........................     (86,569,367)
   Proceeds from shares sold (net of receivable for fund shares sold) ....      56,645,652
   Payment of shares redeemed ............................................    (114,011,043)
                                                                             -------------
Net cash used in financing activities ....................................    (143,934,758)
   Net decrease in unrestricted cash and foreign currency ................         (11,062)
BEGINNING OF YEAR ........................................................   $      11,062
                                                                             -------------
END OF YEAR ..............................................................   $          --
                                                                             -------------
Cash paid for interest expense ...........................................   $   7,940,955
                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FINANCIAL HIGHLIGHTS                                           DECEMBER 31, 2008

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE COMMENCEMENT OF THE FUND'S OPERATIONS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                   YEAR          YEAR         PERIOD
                                                   ENDED         ENDED        ENDED
                                                 12/31/08      12/31/07    12/31/06(a)
                                                 --------      --------    -----------
Net asset value, beginning of period .........    $ 11.22      $  10.50     $  10.00
                                                  -------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .....................       0.05(b)       0.11         0.05
   Net realized and unrealized gain (loss)
      on investments .........................      (3.75)(b)      0.96         0.51
                                                  -------      --------     --------
   Total from investment operations ..........      (3.70)         1.07         0.56
                                                  -------      --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
   Net investment income .....................      (0.19)           --        (0.06)
   Net realized gain on investments ..........      (0.62)        (0.35)          --
                                                  -------      --------     --------
   Total from distributions ..................      (0.81)        (0.35)       (0.06)
                                                  -------      --------     --------
Net increase (decrease) in net asset value ...      (4.51)         0.72         0.50
                                                  -------      --------     --------
Net asset value, end of period ...............    $  6.71      $  11.22     $  10.50
                                                  -------      --------     --------
TOTAL RETURN .................................     (33.04)%       10.29%        5.62%*
                                                  =======      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........    $87,747      $207,261     $119,896
Ratios of expenses to average net assets:
   Operating expenses excluding interest
      expense ................................       1.54%         1.61%        2.90%**
   Operating expenses including interest
      expense ................................       4.30%         5.84%        6.23%**
Ratios of net investment income to average
   net assets ................................       0.52%         0.99%        1.69%**
Portfolio turnover rate ......................         42%           24%           6%*

----------

(a)  The Fund commenced operations on August 22, 2006.

(b) Per share investment income has been calculated using the average shares method.

*    Not annualized

**   Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

EIP Growth and Income Fund (the "Fund") is a diversified, open-end management investment company. The Fund commenced operations on August 22, 2006. The Fund is currently the sole series of EIP Investment Trust (the "Trust"), a Delaware statutory trust. The Fund is managed by Energy Income Partners, LLC (the "Manager"). At this time, the Fund does not intend to publicly offer its shares. Fund shares are available only to certain unregistered investment companies through a "master/feeder" arrangement pursuant to Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the "1940 Act") and certain other accredited investors.

On December 8, 2008 the Manager gave notice that EIP Energy Income Fund, LLC and EIP Energy Income Fund Offshore, Ltd. (the "Feeder Funds"), both feeder funds to the Fund, temporarily suspended withdrawal and redemption privileges pursuant to their offering documents. In the Manager's judgment, in order to satisfy current withdrawal and redemption requests at the feeder fund level, the Fund would be forced to liquidate assets in a manner and at values which, in the Manager's opinion, would result in a portfolio that is overly concentrated in certain securities. As of December 31, 2008, investor redemption and withdrawal requests would have reduced the Fund's net asset value by approximately $34.6 million had the suspension not been in place. As of January 31, 2009, partial payments were made to investors on a pro rata basis, representing 52.8% of outstanding redemptions requested. The Manager anticipates that the remaining outstanding withdrawal and redemption requests will be honored during the 2009 fiscal year. Given the current level of assets, market conditions and market outlook, the Manager believes the Fund is viable for the foreseeable future.

The Fund's primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund's investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value ("NAV") of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter ("OTC") market, but excluding securities admitted to trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Fixed income securities are valued by the Fund using an independent pricing service. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined in good faith under procedures adopted by the Board of Trustees of the Trust (the "Board").

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

The use of fair value pricing by the Fund indicates that a market price is generally unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or the Manager, acting at the Board's direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust's Board, and in accordance with the provisions of the 1940 Act. At December 31, 2008, there were no fair valued securities.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 ("SFAS 157") FAIR VALUE MEASUREMENTS effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the values of each investment in each level as of December 31, 2008 is as follows:

                                                   LEVEL 2
                                                   OTHER           LEVEL 3
                                    LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                    QUOTED        OBSERVABLE    UNOBSERVABLE
                                    PRICES          INPUTS         INPUTS
                                 -----------    ------------    ------------
Assets:
Investments in Securities        $54,160,228    $102,010,117        $--
Total return swaps                        --         194,268         --
                                 -----------    ------------        ---
Total Assets                     $54,160,228    $102,204,385        $--
                                 ===========    ============        ===
Liabilities:
Written Options                  $   697,330    $         --        $--
Reverse Repurchase Agreements             --              --         --
Variation margin on future
   contracts                          68,991              --         --
                                 -----------    ------------        ---
Total Liabilities                $   766,321    $         --        $--
                                 ===========    ============        ===

The Fund held no securities or financial instruments during 2008 which measured their fair value using Level 3 inputs.

The fair value of the Fund's reverse repurchase agreements, which qualify as financial instruments under Statement of Accounting Standards No. 107, "Disclosures about Fair Values of Financial Instruments", approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

MLP COMMON UNITS: Master Limited Partnership ("MLP") common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

STATEMENT OF CASH FLOWS: The cash and foreign currency amount shown in the Statement of Cash Flows, if any, is the amount included within the Fund's Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

REVERSE REPURCHASE AGREEMENTS: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund's investment portfolio.

Maximum amount outstanding
   during the year                    $192,403,000
Average amount outstanding
   during the year*                   $153,025,568
Average shares outstanding
   during the year                      17,685,465
Average debt per share outstanding
   during the year                    $       8.65

* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2008.

The reverse repurchase agreements are executed daily based on the previous day's terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest accrues on a daily basis from the initial opening date or last interest payment date, if an interest payment has been made for the respective reverse repurchase agreement.

Interest rates ranged from 0.85% to 8.50% during the year ended December 31, 2008, on borrowings by the Fund under reverse repurchase agreements. Interest expense for the year ended December 31, 2008 aggregated $4,997,175, which is included in the Statement of Operations under "Interest Expense".

SHORT SALES OF SECURITIES: The Fund may enter into short sale transactions. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund did not enter into any short sale transactions during the year ended December 31, 2008.

DISCLOSURES ABOUT CREDIT DERIVATIVES: The Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4 "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP"), effective December 31, 2008. The amendments to FASB 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within this Footnote 2 - Significant Accounting Policies.

FUTURES CONTRACTS: The Fund may purchase or sell futures contracts to gain exposure to market changes or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or positions of the U.S. Securities and Exchange Commission (the "SEC"), the Fund may be required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions as required by law. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets.

CURRENCY HEDGING TRANSACTIONS: The Fund may engage in certain transactions intended to hedge the Fund's exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

FOREIGN CURRENCY TRANSLATIONS: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these foreign exchange gains or losses are included in the reported net realized and unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

SWAP AGREEMENTS: The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in
Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund.

The Fund will maintain adequate cash reserves to meet its current obligations under swap agreements. The Fund will only enter into swap agreements with counterparties that have a long-term unsecured credit rating of at least A by Standard & Poor's or Aa3 by Moody's Investors Service and a market capitalization of at least $10 billion.

The Fund's maximum loss exposure to meet its future payments under swap agreements outstanding as of December 31, 2008 is equal to the total notional amount as shown on the Schedule of Investments.

OPTIONS CONTRACTS: An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option),

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale on such day, the mean between the closing bid and asked prices on such day or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

DIVIDENDS AND DISTRIBUTIONS: At least annually, the Fund intends to distribute all or substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash.

The Fund will be considered a nonpublicly offered regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, certain expenses of the Fund, including the management fee, that generally would not be deductible by certain shareholders (including individuals and entities that compute their taxable income in the same manner as an individual) if incurred directly by such shareholders are subject to special rules. In particular, such a shareholder's pro rata portion of the affected expenses, including the management fee payable to the Manager, will be taxable to such shareholders as an additional dividend, but the deductibility of such expenses by such shareholders will be subject to the 2% "floor" on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code and will not be deductible for the purposes of calculating alternative minimum tax.

The Fund has a tax year end of June 30. As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income            $  4,139,596
Undistributed Long-Term Capital Gains    $  5,758,529
Net Unrealized Depreciation               ($4,682,942)

Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the fund.

The difference between taxable undistributed earnings as of June 30, 2008 and undistributed earnings per the statement of assets and liabilities as of December 31, 2008 is the operating results for the period July 1, 2008 through December 31, 2008.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

Permanent book and tax accounting differences relating to the tax year ended June 30, 2008 have been reclassified to reflect an increase in undistributed net investment income of $297,523, a decrease in accumulated net realized gain on investments sold of $436,935 and an increase in paid-in-capital of $139,412. Net assets were not affected by this reclassification.

The tax character of distributions paid during the calendar year ended December 31, 2008, were as follows:

Distributions paid from:
Ordinary Income            $4,139,596
Long-Term Capital Gains    $5,758,529

POST OCTOBER LOSSES: Under current laws, certain net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended June 30, 2008, the Fund elected to defer net realized currency losses of $47,046 incurred from November 1, 2007 through June 30, 2008.

FEDERAL INCOME TAX: The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends. The Fund has a tax year end of June 30.

As of December 31, 2008, the cost of securities and gross unrealized appreciation and depreciation for all securities on a tax basis was as follows:

Total Cost of Investments        $ 114,497,429
Gross Unrealized Appreciation
   on Investments                $     356,907
Gross Unrealized Depreciation
   on Investments                 ($39,472,179)
                                 -------------
Net Unrealized Deprecation
   on Investments                 ($39,115,272)
                                 =============

Effective June 29, 2007, the Fund implemented FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements.

The Fund files U.S. federal and Connecticut state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns and Connecticut state tax returns remain open for examination for the tax years ended June 30, 2008 and June 30, 2007.

EXPENSES: The Fund will pay all of its own expenses incurred in its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Energy Income Partners, LLC, serves as the Fund's investment manager with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Board of Trustees of the Trust. For providing such services, the Fund pays to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

PFPC Trust Company serves as custodian for the Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) ("PNC") serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

PNC also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement. For administrative and accounting services, the Fund pays PNC a fee equal to 0.07% of the Fund's first $250 million of average gross assets, 0.05% of the Fund's next $200 million of average gross assets and 0.03% of the Fund's average gross assets in excess of $450 million, on a monthly basis, in addition to certain out-of-pocket expenses. For regulatory administration services, the Fund pays PNC a fee equal to 0.03% of the Fund's first $250 million of average gross assets and 0.02% of the Fund's average gross assets in excess of $250 million, on a monthly basis, in addition to certain other fees and expenses.

The Fund does not charge any sales load or fees pursuant to Rule 12b-1 of the 1940 Act. Currently, the Fund offers only a single class of shares. The Fund is self-distributed and does not have a principal underwriter or private placement agent.

The Fund pays each member of the Board of Trustees who is not an "interested person" as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") an annual retainer fee of $22,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Disinterested Trustees for special in-person board or non-regular committee meetings and telephonic board or non-regular committee meetings, respectively.

4. PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities for the year ended December 31, 2008 were as follows:

                                PURCHASES        SALES
                              ------------   ------------
U.S. Government Securities    $  8,119,840   $ 27,000,000
Other Investment Securities    120,009,975    210,497,778

5. SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers one class of shares.

Share transactions were as follows:

                                         YEAR ENDED
                                     DECEMBER 31, 2008
                                ---------------------------
                                   SHARES         AMOUNT
                                -----------   -------------
Shares sold                       5,404,679   $  56,421,352
Shares issued as reinvestment
   of distribution                1,472,935       9,898,125
Shares redeemed                 (12,272,312)   (114,011,043)
                                -----------   -------------
Total net decrease from Fund
   share transactions            (5,394,698)  $ (47,691,566)
                                ===========   =============

                                        YEAR ENDED
                                    DECEMBER 31, 2007
                                -------------------------
                                  SHARES        AMOUNT
                                ----------   ------------
Shares sold                      7,797,106   $ 88,480,262
Shares issued as reinvestment
   of distribution                 570,578      6,247,828
Shares redeemed                 (1,319,010)   (14,965,000)
                                ----------   ------------
Total net increase from Fund
   share transactions            7,048,674   $ 79,763,090
                                ==========   ============

6. INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund's investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund may hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions. The use of hedging transactions have risks and may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the statement of assets and liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

performance. At the statement of assets and liabilities date, credit risk is limited to amounts recorded in the statement of assets and liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

COUNTERPARTY RISK

Some of the markets in which the Fund effects its transactions are "over-the-counter" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Manager is not restricted from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

EIP Growth and Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EIP GROWTH AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EIP Growth and Income Fund (the "Fund"), the sole series of EIP Investment Trust (the "Trust"), as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EIP Growth and Income Fund of the EIP Investment Trust as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from August 22, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 23, 2009

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the SEC for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: The Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

The Fund's Proxy Voting Record for the most recent twelve month period ended December 31 is available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

TAX INFORMATION: Of the ordinary income distributions (including short-term capital gain) made by the Fund during the calendar year ended December 31, 2008, 7.78% qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 68.62% of the ordinary income distributions (including short term capital gain), made by the Fund during the calendar year ended December 31, 2008.

The Fund hereby designates as qualifying interest related dividends 100.00% of the ordinary income distributions (including short term capital gain), made by the Fund during the calendar year ended December 31, 2008.

The Fund hereby designates $5,758,529 of the distributions made by the Fund during the calendar year ended December 31, 2008 as capital gain dividends pursuant to section 852(b)(3) of the Internal Revenue Code.

For each of the foregoing items, it is the intention of the Fund to designate, if greater than the percentage or amount set forth above, the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, which you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Incurred During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading entitled "Expenses Incurred During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees. The Fund does not charge any sales loads or redemption fees but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                   EXPENSE
                         BEGINNING     ENDING    RATIO(1)(2)    EXPENSES
                          ACCOUNT     ACCOUNT     INCLUDING     INCURRED
                           VALUE       VALUE       INTEREST      DURING
                          07/01/08    12/31/08     EXPENSE     PERIOD(3)
                         ---------   ---------   -----------   ---------
Actual Fund Return       $1,000.00   $  692.50      4.55%        $19.36
Hypothetical 5% Return   $1,000.00   $1,002.26      4.55%        $22.90

(1)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expense ratio includes interest expense. If interest expense were not included, the Fund's expense ratio would be 1.63%, and would result in the following expenses:

                                                  EXPENSE
                         BEGINNING     ENDING     RATIO(1)    EXPENSES
                          ACCOUNT     ACCOUNT    EXCLUDING    INCURRED
                           VALUE       VALUE      INTEREST     DURING
                          07/01/08    12/31/08    EXPENSE    PERIOD(3)
                         ---------   ---------   ---------   ---------
Actual Fund Return       $1,000.00   $  692.50     1.63%      $6.93
Hypothetical 5% Return   $1,000.00   $1,016.94     1.63%      $8.26

(3) Expenses are equal to the Fund's annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                                 NUMBER OF
                                       TERM OF                                                 PORTFOLIOS IN
                                    OFFICE(1) AND                                               FUND COMPLEX    OTHER TRUSTEESHIPS/
      NAME, ADDRESS, AGE AND          LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
      POSITION(S) WITH TRUST         TIME SERVED             DURING PAST FIVE YEARS               TRUSTEE         HELD BY TRUSTEE
---------------------------------   -------------   ----------------------------------------   -------------   --------------------
DISINTERESTED TRUSTEES

Kenneth I. Rosenblum                Since           Independent Consultant (since January           One        Independent Director
DOB: 04/27/41                       December        1990); Trustee of McMorgan Funds                           of San Luis Trust
c/o EIP Investment Trust            2005            (6 funds) (1994-2008); Independent                         Bank, San Luis
49 Riverside Avenue                                 Director and Audit Committee                               Obispo, CA
Westport, CT 06880                                  Chairman, United Labor Bank, F.S.B.
Trustee                                             and First ULB Corp. (1997-2003).

Salvatore Faia                      Since           President, Vigilant Compliance                  One        None
DOB: 12/25/62                       December        Services, (mutual fund and investment
c/o EIP Investment Trust            2005            adviser compliance company) (since
49 Riverside Avenue                                 August 2004); Senior Legal Counsel,
Westport, CT 06880                                  PFPC Inc. (2002-2004), Partner,
Trustee                                             Pepper Hamilton LLP (law firm)
                                                    (1997-2001).

INTERESTED TRUSTEES

James J. Murchie(2)                 Since July      Principal, Energy Income Partners,              One        None
DOB: 11/14/57                       2006            LLC (2003-2004, since 2006);
c/o EIP Investment Trust                            Principal, Pequot Capital, Inc. (invest-
49 Riverside Avenue                                 ment adviser) (2004-2006); Principal,
Westport, CT 06880                                  Lawhill Capital Partners, LLC (invest-
President                                           ment adviser) (1997-2003).

OFFICERS WHO ARE NOT TRUSTEES

Linda Longville                     Since July      Principal, Energy Income Partners,              N/A        N/A
DOB: 07/26/58                       2006            LLC (2003-2004, since 2006);
c/o EIP Investment Trust                            Research Analyst, Pequot Capital, Inc.
49 Riverside Avenue                                 (investment adviser) (2004-2006);
Westport, CT 06880                                  Research Analyst, Lawhill Capital
Treasurer and Principal Financial                   Partners, LLC (investment adviser)
and Accounting Officer                              (2001-2003).

Eva Pao                             Since July      Principal, Energy Income Partners,              N/A        N/A
DOB: 04/18/74                       2006            LLC (2003-2004, since 2006); Co-
c/o EIP Investment Trust                            Portfolio Manager, Pequot Capital, Inc.
49 Riverside Avenue                                 (investment adviser) (2004-2006).
Westport, CT 06880
Chief Legal Officer,
Chief Compliance Officer
and Anti-Money Laundering
Compliance Officer

EIP Growth and Income Fund

                                                               DECEMBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                                                                                 NUMBER OF
                                       TERM OF                                                 PORTFOLIOS IN
                                    OFFICE(1) AND                                               FUND COMPLEX    OTHER TRUSTEESHIPS/
      NAME, ADDRESS, AGE AND          LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
      POSITION(S) WITH TRUST         TIME SERVED             DURING PAST FIVE YEARS               TRUSTEE         HELD BY TRUSTEE
---------------------------------   -------------   ----------------------------------------   -------------   --------------------
OFFICERS WHO ARE NOT TRUSTEES

David Lebisky                       Since           Vice President and Senior Director,             N/A        N/A
DOB: 05/19/72                       December        Regulatory Administration, PNC Global
C/O PNC Global Investment           2005            Investment Servicing (since January
Servicing (U.S.) Inc.                               2007); Vice President and Director, PNC
760 Moore Road                                      Global Investment Servicing (2002-2007).
King of Prussia, PA 19406
Secretary

----------
(1) Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust's Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.

(2) Mr. Murchie is deemed an "interested person" of the Fund due to his position of Principal of the Manager and President of the Fund.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available, without charge, upon request by calling collect 1-203-349-8232.

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

                     This page is left blank intentionally.

                     This page is left blank intentionally.

EIP Growth and Income Fund

ADVISER

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

SHAREHOLDER SERVICES

PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

James J. Murchie, President
Linda Longville, Treasurer and Principal
   Financial and Accounting Officer
Eva Pao, Chief Legal Officer, Chief
   Compliance Officer and Anti-Money
   Laundering Compliance Officer
David Lebisky, Secretary

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor
Philadelphia, PA 19153

LEGAL COUNSEL

Ropes & Gray LLP
One International Place
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

                                   (EIP LOGO)

                           EIP Growth and Income Fund

                               49 Riverside Avenue
                               Westport, CT 06880
                                  203.349.8232

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) Omitted

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.

     (f) Omitted

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the registrant has determined that Mr. Salvatore Faia qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. Mr. Faia is "independent," as defined by this Item 3. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of trustees in absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $53,000 for the fiscal year ended December 31, 2007 and $58,000 for the fiscal year ended December 31, 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $26,000 for the fiscal year ended December 31, 2007 and $27,500 for the fiscal year ended December 31, 2008. The nature of these services was to prepare Form 1120-RIC, along with applicable state income/franchise tax returns as well as Form 8613, Return of Excise Tax on Undistributed Income of Regulated Investment companies.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $25,000 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2008. The nature of these services was to study state tax filing requirements as they relate to FIN48 (Accounting for Uncertainty in Income Taxes).

  (e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

                            EIP INVESTMENT TRUST(1)

          AUDIT COMMITTEE POLICY: PRE-APPROVAL OF SERVICES PROVIDED BY
                            INDEPENDENT ACCOUNTANTS

         I.       INTRODUCTION

         The  Funds  are  required  to  prepare  and  file   audited   financial
         statements.(2) Audited financial statements must be examined by an "independent" accountant.(3) Rule 2-01(b) of Regulation S-X

--------------------------------------------------------------------------------
(1) These policies and procedures apply to EIP Investment Trust (the "Trust") as well as to its currently outstanding series (each, a "Fund," and such series collectively with the Trust, the "Funds").

(2) SEE, E.G., Rule 3-18 of Regulation S-X.

         provides that the Securities and Exchange Commission ("SEC") will "not recognize an accountant as independent, with respect to an audit client, if the accountant is not . . . capable of exercising objective and impartial judgment on all issues encompassed within the accountant's engagement." Rule 2-01(c) elaborates on this general standard by providing specific circumstances in which an accountant will not be considered independent. Recently adopted rules and amendments to existing rules operate by providing that an accountant will not be considered independent with respect to a client if the accountant and the client (including certain of the client's affiliates) do not comply with the restrictions on prohibited services and the rules requiring audit committee pre-approval of services. Therefore, the Audit Committee ("Committee") of the Funds has adopted the following policies and procedures in order to ensure that the Funds comply with the above requirements.

         Each Fund's Committee is charged with the oversight of the Fund's financial reporting policies and practices and their internal controls. As part of this responsibility, a Fund's Committee must pre-approve any engagement of the Fund's auditors to render audit and/or permissible non-audit services to the Fund as well as to the Fund's investment adviser (Energy Income Partners, LLC, "EIP") or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund ("Applicable Service Providers"), if the engagement relates directly to the operations and financial reporting of the Fund.(4)

         In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountants' independence. The Committee's evaluation will be based on:

         o a review of the nature of the professional services expected to be provided;

         o the fees to be charged in connection with the services expected to be provided;

         o a review of the safeguards put into place by the accounting firm to safeguard independence; and

         o        periodic meetings with the accounting firm.

         The Committee need not evaluate all four factors each time they pre-approve a service; they may rely on previous evaluations to the extent they consider appropriate.

         A FUND AND ITS APPLICABLE SERVICE PROVIDERS ARE PROHIBITED FROM ENGAGING THE FUND'S INDEPENDENT ACCOUNTANTS TO PROVIDE SERVICES EXCEPT IN ACCORDANCE WITH THESE PROCEDURES. SIMILARLY, A FUND'S INDEPENDENT ACCOUNTANTS ARE PROHIBITED FROM PROVIDING SERVICES TO A FUND, ITS APPLICABLE SERVICE PROVIDERS OR OTHER ENTITIES COMPRISING THE "CLIENT" FOR PURPOSES OF THE ENGAGEMENT (SEE SECTION III BELOW) EXCEPT IN ACCORDANCE WITH THESE PROCEDURES.
--------------------------------------------------------------------------------

(3) SEE, E.G., Rule 1-02(d) of Regulation S-X.

(4) Rule 2-01(c)(7) of Regulation S-X

         II. POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

         On an annual basis, a Fund's Committee will review and, if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund's independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers.

         In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate pre-approval of the President, Treasurer or Assistant
         Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, to the extent required, in filings with the Securities and Exchange Commission ("SEC").

         A.       AUDIT SERVICES

         The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee in connection with the audit of the Fund are:

         o        Annual Fund financial statement audits
         o        Seed audits (related to new product filings, as required)
         o        SEC and regulatory filings and consents
         o        Semiannual financial statement reviews

         Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

         B.       AUDIT-RELATED SERVICES

         The following categories of audit-related services are generally considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

         o        Accounting consultations
         o        Fund merger support services

         o Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
         o        Other attestation reports
         o        Comfort letters
         o        Other internal control reports

         Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

         C.       TAX SERVICES

         The following categories of tax services are generally considered to be consistent with the role of a Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

         o Federal, state and local income tax compliance and sales and use tax compliance, including required filings and amendments
         o        Timely RIC qualification reviews
         o        Tax distribution analysis and planning
         o        Tax authority examination services
         o        Tax appeals support services
         o        Accounting methods studies
         o        Fund merger support services
         o        Other tax consulting services and related projects

         Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

         D.       OTHER SERVICES

         Services that are proposed to be provided to a Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the

         Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

         III.     PROHIBITED SERVICES

         A Fund's independent accountants will not render to the Funds or any "audit client"(5) those services set forth in Rule 2-01(c)(4) of Regulation S-X. Those services consist of:

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client*
         o        Financial information systems design and implementation*
         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*
         o        Actuarial services*
         o        Internal audit outsourcing services*
         o        Management functions or human resources
         o Broker or dealer, investment adviser or investment banking services
         o        Legal services and expert services unrelated to the audit
         o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

----------------------------------------
         * Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client's financial statements.

         IV. PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

--------------------------------------------------------------------------------

(5) For purposes of Rule 2-01, the "audit client" includes, with respect to all Funds, all of the following entities:

         (i) the Fund [whose financial statements are] being audited, reviewed or attested;

         (ii) EIP (not including sub-advisers whose role is primarily portfolio management and who are subcontracted with or overseen by another investment adviser, although affiliated sub-advisers will be included through the operation of clause (iii) below) or the Fund's sponsor (defined as an entity that establishes a unit investment trust);

         (iii) any entity controlling, controlled by or under common control with EIP or the Fund's sponsor if the entity (A) is an investment adviser or sponsor, or (B) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser, or sponsor; and

         (iv) any fund or entity excluded from the definition of investment company by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor referred to in clauses
               (ii) or (iii) above.

         Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of a Fund unless the Fund's Committee approves any permitted non-audit services to be provided to the Fund's Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

         Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at a regular or special meeting or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee does not exceed $100,000 per service. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

         Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

         V. DE MINIMIS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

         Rule 2-01(c)(7)(i)(c) of Regulation S-X provides a relatively narrow exceptions (sometimes referred to as the "DE MINIMIS" exception to the pre-approval requirements. The exception appears limited in practice to situations in which a Fund believes at the time of the engagement that a service will be provided as part of the audit of a Fund, but which upon reflection turns out to be a non-audit service. Because of the limited application of this exception, it should never be relied upon without first obtaining the Fund's Chief Compliance Officer's ("CCO") approval.

         VI.      OVERSIGHT AND MONITORING

         A Fund's CCO will be responsible for determining that a Fund's Applicable Service Providers and independent accountants have adopted and implemented policies and procedures reasonably designed to prevent violations of these Procedures. If the CCO determines that the Applicable Service Providers' or the independent auditor's policies and procedures do not meet such standard, the CCO shall notify the
         Applicable  Service  Provider  or  the  independent   auditors  of  the
         deficiency and request that the Applicable Service Provider or the independent auditors indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO's satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund's Board of Directors/Trustees of the deficiency and shall discuss with the Board possible responses.

                                    * * * * *

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c)  0%

                           (d)  0%

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $67,000 for the fiscal year ended December 31, 2007 and $112,000 for the fiscal year ended December 31, 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) EIP Investment Trust's (the "Registrant") principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.


     (b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               EIP INVESTMENT TRUST
            --------------------------------------------------------------------

By (Signature and Title)   /S/ JAMES MURCHIE
                        --------------------------------------------------------
                           James Murchie, President
                           (principal executive officer)

Date                       2/24/2009
           ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /S/ JAMES MURCHIE
                         -------------------------------------------------------
                           James Murchie, President
                           (principal executive officer)


Date                       2/24/2009
           ---------------------------------------------------------------------

By (Signature and Title)   /S/ LINDA LONGVILLE
                         -------------------------------------------------------
                           Linda Longville, Treasurer and Principal Financial
                           and Accounting Officer
                           (principal financial officer)



Date                       2/24/2009
           ---------------------------------------------------------------------